American Balanced Fund, Inc.
                            One Market, Steuart Tower
                                   Suite 1800
                         San Francisco, California 94105

                                Mailing address:
                                  P.O. Box 7650
                      San Francisco, California 94120-7650
                              Phone (415) 421 9360

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $323,104
------------------ --------------------------------
------------------ --------------------------------
Class B            $34,745
------------------ --------------------------------
------------------ --------------------------------
Class C            $34,945
------------------ --------------------------------
------------------ --------------------------------
Class F            $12,158
------------------ --------------------------------
------------------ --------------------------------
Total              $404,952
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $7,625
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $1,412
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $2,181
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $422
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $153
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $334
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $5,092
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $19,731
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $11,806
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $3,158
------------------ --------------------------------
------------------ --------------------------------
Total              $51,914
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.1900
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.1248
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.1189
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.1858
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.1826
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.1087
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.1096
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.1544
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.1820
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.1182
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.1208
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.1672
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.1875
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.2130
-------------------- -------------------------------------------


Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            1,766,192
------------------ ----------------------------------
------------------ ----------------------------------
Class B            284,950
------------------ ----------------------------------
------------------ ----------------------------------
Class C            305,435
------------------ ----------------------------------
------------------ ----------------------------------
Class F            68,111
------------------ ----------------------------------
------------------ ----------------------------------
Total              2,424,688
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        44,737
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        13,632
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        21,192
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        2,924
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        899
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          3,009
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          45,973
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          126,856
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          69,061
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          15,944
------------------ ----------------------------------
------------------ ----------------------------------
Total              344,227
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $17.86
----------------------- -------------------------
----------------------- -------------------------
Class B                 $17.81
----------------------- -------------------------
----------------------- -------------------------
Class C                 $17.80
----------------------- -------------------------
----------------------- -------------------------
Class F                 $17.86
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $17.85
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $17.84
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $17.84
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $17.84
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $17.84
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $17.80
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $17.80
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $17.81
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $17.84
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $17.87
----------------------- -------------------------